UNDERWRITING AGREEMENT

            FOR THE PURCHASE OF GENERAL AND REFUNDING MORTGAGE BONDS
                          OF ENTERGY MISSISSIPPI, INC.

                            ------------------------

ENTERGY MISSISSIPPI, INC.
c/o Reid & Priest LLP
40 West 57th Street
New York, New York 10019

     SECTION 1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions set forth in this agreement ("Underwriting Agreement"), each Underwriter (defined below) shall purchase from Entergy Mississippi, Inc. ("Company"), severally and not jointly, and the Company shall sell to each of the Underwriters (defined below), the principal amount of the Company's General and Refunding Mortgage Bonds (defined below) set forth opposite the name of such Underwriter in Schedule I hereto at the price specified on the signature page of the Underwriting Agreement, plus accrued interest at the rate specified on the signature page of the Underwriting Agreement from the first day of the month in which such Bonds are issued, to the Closing Date (hereinafter defined). The aggregate principal amount of such General and Refunding Mortgage Bonds, which is also set forth on the signature page of the Underwriting Agreement, is hereinafter referred to as the "Bonds".

     SECTION 2. Underwriters and Representative. The term "Underwriters", as used herein, shall be deemed to mean the several persons, firms or corporations named in Schedule I hereto (including any substituted Underwriters under the provisions of Section 6), and the term "Representative", as used herein, shall be deemed to mean the representative or representatives of such Underwriters by whom or on whose behalf the Underwriting Agreement is signed. If there shall be only one person, firm or corporation named in said Schedule I, the term "Underwriters" and the term "Representative", as used herein, shall mean that person, firm or corporation. All obligations of the Underwriters are several and not joint. The use of the term "Underwriter" herein shall not be deemed to establish or admit that a purchaser of the Bonds is an "underwriter" of the Bonds as such term is defined in and used under the Securities Act of 1933, as amended ("Securities Act").

     SECTION 3. Description of Bonds. The Company proposes to issue and sell the Bonds under its Mortgage and Deed of Trust, dated as of February 1, 1988, with Bank of Montreal Trust Company, as Corporate Trustee, and Mark F. McLaughlin (successor to Z. George Klodnicki), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Eleventh Supplemental Indenture, dated as of June 1, 1997 (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.

     SECTION 4. Representations and Warranties of the Company. The Company represents and warrants that:

          (a) It has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 33-50507) for the registration of $282,500,000 aggregate par value and/or aggregate principal amount of the Company's Preferred Stock, Cumulative, $100 Par Value (the "Preferred Stock") and/or the Company's General and Refunding Mortgage Bonds (the "General and Refunding Mortgage Bonds") under the Securities Act of 1933, as amended (the "Securities Act"), and the registration statement has become effective. Before giving effect to the issuance and sale of the

     Bonds, an aggregate of $180,000,000 of the Preferred Stock and/or the General and Refunding Mortgage Bonds remains unsold under such registration statement. The Company qualifies for use of Form S-3 for the registration of the Bonds, and the Bonds are registered under the Securities Act. The combined prospectus forming a part of such registration statement and relating, pursuant to Rule 429 under the Securities Act, to $350,000,000 aggregate par value and/or aggregate principal amount of the Preferred Stock and/or General and Refunding Mortgage Bonds, including the Bonds, at the time the registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any supplements to the Basic Prospectus relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock) prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time such registration statement became effective and prior to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock), which are deemed to be incorporated by reference in the Basic Prospectus pursuant to
     Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement, in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement, and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (the "Prospectus Supplement") to be transmitted for filing to the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), including all documents incorporated by reference therein at such times pursuant to Item 12 of Form S-3, are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

          (b) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus (except any amendment or supplement relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Prospectus, in either case, without prior notice to the Underwriters and to Winthrop, Stimson, Putnam & Roberts ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock) pursuant to
     Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

          (c) The Registration Statement, at the Effective Date (as defined below), and the Mortgage, at such time, fully complied, and the Prospectus, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (i) the date the Registration Statement was declared effective by the

                                        2

     Commission under the Securities Act and (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (the date described in either clause (i) or (ii) is hereinafter referred to as the "Effective Date"), the Registration Statement did not, and on the date that any post-effective amendment to the Registration Statement became or becomes effective (but excluding any post-effective amendment relating solely to General and Refunding Mortgage Bonds other than the Bonds or relating solely to shares of Preferred Stock), the Registration Statement, as amended by any such post-effective amendment, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is filed with the Commission pursuant to Rule 424 and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading and, on said dates and at such times, the documents then incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representative or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may then be amended, under the Trust Indenture Act filed as exhibits to the Registration Statement (the "Statements of Eligibility").

          (d) The consummation by the Company of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party.

     SECTION 5. Offering. Forthwith upon the execution of the Underwriting Agreement, the Representative, acting on behalf of the Underwriters, shall advise the Company whether a public offering of the Bonds is to be made, and, if so, shall furnish to the Company (which information shall be confirmed in writing as soon as practicable thereafter) (a) the information with respect to such reoffering of the Bonds and related matters which is required to complete the Prospectus Supplement or any post-effective amendment to the Registration Statement which may be required and a copy of any "agreement among underwriters", (b) if a post-effective amendment to the Registration Statement is required, a consent, if necessary, to the filing of the post-effective amendment or an acceptable power-of-attorney authorizing an available individual to sign the consent on its behalf, and (c) such further information, if any, as may be required to be furnished by the Company under the Public Utility Holding Company Act of 1935 ("Holding Company Act"). Such information and the power-of-attorney may be provided by telecopier (in the case of the power-of-attorney, followed promptly by an executed copy). Nothing in the Underwriting Agreement shall be construed to require that the Underwriters make any such public offering on a "fixed price" basis; and the Representative agrees to notify the Company in writing of any change in the plan of distribution of the Bonds which would require a supplement to the Prospectus or an amendment to the Registration Statement.

     SECTION 6. Time and Place of Closing. Delivery of the Bonds and payment therefor by wire transfer of immediately available funds shall be made at the offices of Reid & Priest, 40 West 57th Street, New York, New York, at 10:00 A.M., New York Time, on June 17, 1997, or at such other place, time and/or date as the Representative and the Company may agree upon in writing or as may be established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date".

     The Bonds shall be delivered to the Underwriters only in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificate for the Bonds shall be in the form of one

                                        3

typewritten global bond in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Representative for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon among the Representative and the Company, or at such other time and/or date as may be agreed upon among the Representative and the Company.

     If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds which it has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the Representative of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice by the Representative to determine to purchase, or to procure one or more others, members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), and satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount of Bonds that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, the Representative shall give written notice to the Company of such determination within 24 hours after it shall have received notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default the Representative shall fail to give such notice, or shall within such 24 hour period give written notice to the Company that no other Underwriter or Underwriters, or others, will exercise such right, then the Underwriting Agreement may be terminated by the Company, upon like notice given to the Representative, within a further period of 24 hours. If in such case the Company shall not elect to terminate the Underwriting Agreement, it shall have the right, irrespective of such default:

          (a) to require such non-defaulting Underwriters to purchase and pay for the respective principal amounts of Bonds that they had severally agreed to purchase hereunder, as hereinabove provided, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth
     ( 1/9) of the respective principal amounts of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or

          (b) to procure one or more others, members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Representative within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate the Underwriting Agreement.

     Any action taken by the Company under this Section 6 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the Underwriting Agreement. Termination by the Company under this Section 6 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in paragraph (h) of
Section 7.

     In the computation of any period of 24 hours referred to in this Section 6, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday which would otherwise be included in such period of time.

                                        4

     SECTION 7. Covenants of the Company. The Company agrees:

          (a) To deliver to the Representative a conformed copy of the Registration Statement as originally filed and of all amendments thereto relating to the Bonds.

          (b) To deliver to the Underwriters, through the Representative, as many copies of the Prospectus as the Representative may reasonably request.

          (c) To cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424, and advise the Representative promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

          (d) During such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as the Underwriters are required by law to deliver a prospectus, if any event relating to or affecting the Company or of which the Company shall be advised in writing by the Representative shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the statements therein not misleading in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, to amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Representative at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to Section 13, 14 or 15(d) of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus or supplements or amendments to the Prospectus complying with Section 10(a) of the Securities Act.

          (e) During such period of time after the date the Prospectus is filed with the Commission pursuant to Rule 424 as a prospectus relating to the Bonds is required to be delivered under the Securities Act, to file promptly all documents required to be filed with the Commission pursuant to
     Section 13, 14 or 15(d) of the Exchange Act.

          (f) To make generally available to its security holders as soon as practicable an earning statement (which need not be audited) in reasonable detail covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to comply with the requirements of Section 11(a) of the Securities Act and Rule 158 promulgated under the Securities Act.

          (g) At any time within six months of the date hereof, to furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Bonds for offer and sale under the blue-sky laws of such jurisdictions as the Representative may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

                                        5

          (h) Except as herein otherwise provided, to pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Bonds, (iii) the preparation, execution, filing and recording of the Supplemental Indenture, (iv) the qualification of the Bonds under the blue-sky laws of various jurisdictions up to a maximum cost to it for qualification and related legal fees of $3,500, and (v) the typing, printing and delivery to the Underwriters, through the Representative, of reasonable quantities of copies of the Registration Statement and the Prospectus, and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section, and Preliminary and Supplemental Blue Sky Memoranda. The Company shall not, however, be required to pay any amount for any expenses of the Representative or any of the Underwriters, except that, if the Underwriting Agreement shall be terminated in accordance with the provisions of Section 8, 9 or 11, the Company will reimburse the Representative for (i) the reasonable fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and (ii) their reasonable out-of-pocket expenses, in an amount not exceeding $5,000, incurred in contemplation of the performance of the Underwriting Agreement. The Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits.

          (i) Not to sell any additional General and Refunding Mortgage Bonds without the consent of the Representative until the earlier to occur of (i) the Closing Date or (ii) in the case of an initial public offering at a fixed price by the Underwriters, the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Representative agrees to notify the Company of such termination if it occurs prior to the Closing Date.

     SECTION 8. Conditions of Underwriters' Obligations. The obligation of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy of the representations and warranties made herein on the part of the Company and to the following conditions:

          (a) The Prospectus shall have been transmitted for filing to the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Representative.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date and no proceedings for that purpose shall be pending before or threatened by the Commission on the Closing Date; and at the Closing Date the Representative shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission.

          (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, an order of the Commission under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act") authorizing the issuance and sale of the Bonds and the execution of the Supplemental Indenture on the terms set forth in, or contemplated by, this Underwriting Agreement.

          (d) At the Closing Date, the Underwriters shall have received from Wise Carter Child & Caraway, Professional Association, Friday, Eldredge & Clark and Reid & Priest LLP opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B and C hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Representative with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being filed with the Commission pursuant to Rule 424, with changes therein to reflect such supplementation.

          (e) At or prior to the Closing Date the Representative shall have received from Coopers & Lybrand L.L.P. (the "Accountants") a letter (with a conformed copy for each of the Underwriters) to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their

                                        6

     opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the related accounting requirements of the Exchange Act and the published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest available unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors, the Executive Committee thereof, if any, and the Stockholders of the Company since the close of the most recent fiscal year for which audited financial statements are available to a specified date not more than five business days prior to the Closing Date and inquiries of officials of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an examination made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly, that the Accountants make no representation as to the sufficiency of such procedures for the several Underwriters' purposes), nothing has come to their attention which caused them to believe that (A) the unaudited financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five business days prior to the Closing Date there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, for the redemption or purchase of preferred stock for sinking fund purposes, for any increases in long-term debt in respect of previously issued pollution control, industrial development or solid waste disposal revenue bonds, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company (x) set forth in the Prospectus, and (y) set forth in documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act as specified in Exhibit D hereto, in each case, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

          (f) At the Closing Date, the Representative shall have received a certificate of the Company, dated the Closing Date and signed by an officer of the Company, to the effect that since the most recent date as of which information is given in the Prospectus, as it may be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may be amended or supplemented.

          (g) All legal proceedings to be taken in connection with the issuance and sale of the Bonds shall have been reasonably satisfactory in form and substance to Counsel for the Underwriters.

     If any of the conditions specified in this Section shall not have been fulfilled, the Underwriting Agreement may be terminated by the Representative with the consent of Underwriters, who may include the Representative, which have agreed to purchase in the aggregate 50% or more of the principal amount of the Bonds, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 7.

                                        7

     SECTION 9. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to and in compliance with Rule 424.

          (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date.

          (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds an order of the Commission under the 1935 Act authorizing the issuance and sale of the Bonds and the execution of the Supplemental Indenture on the terms set forth in, or contemplated by, this Underwriting Agreement.

     In case any of the conditions specified in this Section shall not have been fulfilled, the Underwriting Agreement may be terminated by the Company upon notice thereof to the Representative. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of Section 7.

     SECTION 10. Indemnification.

          (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a preliminary prospectus (if used prior to the initial effective date of the Registration Statement), or in the Basic Prospectus (if used prior to the date that the Prospectus is filed with the Commission pursuant to Rule 424), or in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been made), or in the Company's latest available Annual Report to Shareholders, if portions thereof are incorporated by reference, directly or indirectly, in a preliminary prospectus (if used prior to the effective date of the Registration Statement), the Basic Prospectus (if used prior to the date that the Prospectus is filed with the Commission pursuant to Rule
     424), the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of any Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement which shall constitute the statements of eligibility under the Trust Indenture Act of 1939 of the trustees under the Mortgage; and provided further, that the indemnity agreement contained in this paragraph shall not inure to the benefit of any Underwriter or of any person controlling any Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of Bonds to any person if there shall not have been given or sent to such person on behalf of such Underwriter (i) with or prior to the written confirmation of the sale to such person a copy of the Prospectus as then amended or supplemented (exclusive for this purpose of any amendment or supplement relating solely to any offering of General and Refunding Mortgage Bonds that are not

                                        8

     included in the Bonds or relating solely to any offering of Preferred Stock and of any document incorporated by reference pursuant to Item 12 of Form S-3) and (ii) as soon as available after such written confirmation a copy of any amendment or supplement to the Prospectus (exclusive for this purpose of any document incorporated by reference pursuant to Item 12 of Form S-3) which the Company shall thereafter furnish, pursuant to Section 7(d) hereof, relating to an event occurring prior to the payment for and delivery to such person of the Bonds involved in such sale. The indemnity agreement of the Company contained in this Section and the representations and warranties of the Company contained in Section 4 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Bonds.

          (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers, each other Underwriter, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages, or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or through the Representative on behalf of such Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Underwriters contained in this paragraph shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, its directors or officers, any such Underwriter, or any such controlling person, and shall survive the delivery of the Bonds.

          (c) The Company and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify the indemnifying party or parties of any such action shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, the indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of the action, in which event the defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be a defendant or defendants in the action, and the indemnified defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of the action, the indemnifying party will reimburse the indemnified party or parties for the reasonable fees and expenses of any counsel retained by the indemnified party or parties.

     SECTION 11. Termination. The Underwriting Agreement may be terminated at any time prior to the Closing Date by the Representative with the consent of Underwriters, who may include the Representative, which have agreed to purchase in the aggregate 50% or more of the principal amount of the Bonds, if, prior to such time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission or other governmental authority, (iii) a general banking moratorium shall have been declared by federal or New York State authorities or (iv) in the reasonable judgment of the Representative, the subject matter of any amendment or supplement (prepared by

                                        9

the Company) to the Basic Prospectus, the Registration Statement or the Prospectus (except for information relating to the public offering of the Bonds or to the activity of any Underwriter or Underwriters or to shares of Preferred Stock) filed or issued after the effectiveness of the Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof pursuant to this Section 11 shall be without liability of any party to any other party, except as otherwise provided in paragraph (h) of
Section 7.

     SECTION 12. Miscellaneous. The Underwriting Agreement and the Bonds to be sold hereunder shall be New York contracts and their validity and interpretation shall be governed by the law of the State of New York. The Underwriting Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of Section 10, each director, officer and controlling person referred to in Section 10, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in the Underwriting Agreement. The term "successor" as used in the Underwriting Agreement shall not include any purchaser, as such purchaser, of any of the Bonds from any of the Underwriters.

     SECTION 13. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Representative at the address set forth at the beginning of this Underwriting Agreement to the attention of its General Counsel, or if to the Company, shall be mailed or delivered to it at 308 East Pearl Street, Jackson, Mississippi 39201, Attention:
Treasurer and to Entergy Services, Inc. 639 Loyola Avenue, New Orleans, Louisiana, 70113 Attention: Treasurer.

     The stated interest rate to be borne by the Bonds and the price to be paid to the Company therefor (stated as a percentage of the principal amount of the Bonds), exclusive of accrued interest to be paid to the Company from the first day of the month in which the Bonds are issued to the Closing Date, in each case are set forth below. If said interest rate and price and the foregoing Underwriting Agreement are in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                       10

     We have submitted this Underwriting Agreement in duplicate with Schedule I filled in.

                                          Very truly yours,

                                          As Representative(s) of the
                                          Underwriters

                                          By:
                                            ------------------------------------

                                          By:
                                            ------------------------------------
                                                 Address of Representative

Principal amount:  *
                    -----------------

Date of maturity:  *
                    -----------------

Stated interest rate (a multiple of
0.125% (1/8th of 1%) or a multiple
of 0.01% (1/100th of 1%)): ___% per
annum

Price to Company (must be within the
range designated by the Company in
its Notice to prospective
purchasers):                _______%

----------

* Insert the principal amount and date of maturity designated by the Company.

The foregoing Underwriting Agreement
  is hereby accepted as of the date
  set forth below.

ENTERGY MISSISSIPPI, INC.

By:
    --------------------------------

Dated:
      ------------------------------

By:
    --------------------------------

                                       11

                                   SCHEDULE I
                           ENTERGY MISSISSIPPI, INC.
                      GENERAL AND REFUNDING MORTGAGE BONDS

                                                              PRINCIPAL
                                                               AMOUNT
                                                              OF BONDS
NAME OF UNDERWRITER                                           ---------
-------------------

                                                              --------
          Total.............................................  $
                                                              ========

                                       12

                                                                       EXHIBIT A

                  [LETTERHEAD OF WISE CARTER CHILD & CARAWAY]

                                                                          , 1997

[Addressee(s)]

Ladies and Gentlemen:

     We, together with Reid & Priest LLP, of New York, New York, and Friday, Eldredge & Clark of Little Rock, Arkansas have acted as counsel for Entergy Mississippi, Inc. (the "Company") in connection with the issuance and sale to
you, pursuant to the Underwriting Agreement effective             , 1997, (the
"Underwriting Agreement"), between the Company and you, of $          aggregate
principal amount of its General and Refunding Mortgage Bonds     % Series due
            (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of February 1, 1988, with Bank of Montreal Trust Company as Corporate Trustee and Mark F. McLaughlin (as successor to Z. George Klodnicki) as Co-Trustee, (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Eleventh Supplemental Indenture,
dated as of             , 1997, (the "Supplemental Indenture") (the Mortgage and
Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the order entered by the Commission under the 1935 Act relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Mississippi, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business as a foreign corporation in the State of Arkansas.

          (2) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances (as defined in the Mortgage) and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company. All permanent physical properties and franchises (other than those expressly excepted in the Mortgage) acquired by the Company after the date of the Supplemental Indenture will, upon such acquisition, become subject to the lien of the Mortgage, subject, however, to such Excepted Encumbrances and to liens, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

                                       A-1

          (3) The Mortgage constitutes a valid and direct lien on all of the Mortgaged and Pledged Property (as defined in the Mortgage), subject only to minor defects of the character aforesaid and Excepted Encumbrances. The description of the Mortgaged and Pledged Property set forth in the Mortgage is adequate to constitute the Mortgage a lien on the Mortgaged and Pledged Property. The filing for recording of the Mortgage in the offices of the Chancery Clerks of each County in Mississippi in which the Company holds real property, and the recording of the Mortgage in the office of the Circuit Clerk of Independence County, Arkansas, which filings or recordings will be duly effected, and the filing of Uniform Commercial Code Financing Statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the offices of the Secretary of State of the State of Mississippi, the Secretary of State of the State of Arkansas, and the Secretary of State of the State of Wyoming, which filings will be duly effected, are the only recordings, filings, rerecordings and refilings required by law in order to protect and maintain the lien of the Mortgage on any of the property described therein and subject thereto.

          (4) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security, and (ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (5) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

          (6) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New G&R Bonds," insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

          (7) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (8) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the Effective Date, and the Prospectus, at the time it was transmitted for filing to the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to
     Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the

                                       A-2

     Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (9) An appropriate order has been entered by the Commission under the 1935 Act authorizing to the issuance and sale of the Bonds by the Company; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

          (10) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Underwriting Agreement and the Mortgage (a) will not violate any provision of the Company's Restated Articles of Incorporation or By-laws, each as amended,
     (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any Mississippi law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various consents of, and filings with, governmental authorities may be required to be obtained or made, as the case may be, in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction).

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (6) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain of the officers, employees, and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and the above-mentioned discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time transmitted for filing to the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Statements of Eligibility or as to the information contained in the Prospectus Supplement under the caption "Description of the New G&R Bonds -- Book-Entry New G&R Bonds."

     We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We have examined the opinions of even date herewith rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts and concur in the conclusions expressed therein insofar as they involve questions of Mississippi law.

                                       A-3

     We are members of the Mississippi Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Arkansas, Wyoming and New York law, we have relied, with your approval, in the case of Arkansas law, upon the opinion of even date herewith addressed to us and to you of Friday, Eldredge & Clark, in the case of Wyoming law, upon the opinion of even date herewith addressed to us and to the Company of Kline & Jenkins, of Cheyenne, Wyoming (a copy of which has been furnished to Counsel for the Underwriters), and, in the case of New York law, upon the opinion of even date herewith addressed to you of Reid & Priest LLP.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder, and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may rely on this opinion as to all matters of Mississippi and Wyoming law in rendering their opinions required to be delivered under the Underwriting Agreement.

                                            Very truly yours,

                                            WISE CARTER CHILD & CARAWAY
                                            Professional Association

                                       A-4

                                                                       EXHIBIT B

                    [LETTERHEAD OF FRIDAY, ELDREDGE & CLARK]

                                                                          , 1997

Wise Carter Child & Caraway
Professional Association
Post Office Box 651
Jackson, Mississippi 39205

[Underwriters]

Ladies and Gentlemen:

     We, together with Reid & Priest LLP, of New York, New York, and Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, have acted as counsel for Entergy Mississippi, Inc. (the "Company") in connection with the issuance and sale to you, pursuant to the Underwriting Agreement effective
            , 1997 (the "Underwriting Agreement"), between the Company and you,
of $          aggregate principal amount of its General and Refunding Mortgage
Bonds     % Series due             (the "Bonds"), issued pursuant to the
Company's Mortgage and Deed of Trust, dated as of February 1, 1988 with Bank of Montreal Trust Company as Corporate Trustee and Mark F. McLaughlin (as successor to Z. George Klodnicki) as Co-Trustee, (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the
Eleventh Supplemental Indenture, dated as of             , 1997 (the
"Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). We have examined such documents, records and certificates and have reviewed such questions of law as we have deemed necessary and appropriate for the purpose of this opinion. This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In order to render this opinion, we have assumed that the Company does not own any real or personal property or other facilities in the State of Arkansas, except for an undivided twenty-five percent (25%) ownership interest in the Independence Steam Electric Station at Newark, Arkansas, and that the Company does not maintain any service territory or serve any retail customers in the State of Arkansas. We have also assumed that the issuance and sale of the Bonds have had significant contacts with the State of New York.

     Based upon the foregoing and subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          1. The Company is duly qualified to conduct the business that it is described as conducting in the Prospectus as a foreign corporation and is in good standing under the laws of the State of Arkansas and holds adequate and subsisting franchises, certificates of public convenience and necessity, licenses and permits to permit it to conduct its business as presently conducted in Arkansas.

          2. The courts of Arkansas will enforce any provision in the Mortgage, the Bonds and the Underwriting Agreement, stipulating that the laws of the State of New York shall govern the Mortgage, the Bonds and the Underwriting Agreement, except to the extent that the validity or perfection of the lien of the Mortgage, or remedies thereunder, are governed by the laws of a jurisdiction other than the State of New York, except, with respect to enforcement of the Mortgage, as the same may be limited by the laws of the State of Arkansas affecting the remedies for the enforcement of the security provided for therein, which laws do not, in our opinion, make inadequate remedies necessary for the realization of the benefits of such security.

          3. There are no authorizations, approvals, consents or orders of any governmental authority in the State of Arkansas (other than in connection or compliance with the provisions of the securities or "blue sky" laws as to which no opinion is expressed herein) legally required for the execution, delivery and

                                       B-1

     performance by the Company of the Underwriting Agreement or to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement.

          4. Substantially all physical properties located in the State of Arkansas (other than those expressly excepted) which have been or hereafter may be acquired by the Company have been or, upon such acquisition, will become subject to the lien of the Mortgage, subject, however, to Excepted Encumbrances (as defined in the Mortgage) and to liens, defects, and encumbrances, if any, existing or placed thereon at the time of the acquisition thereof by the Company and except as limited by bankruptcy law.

          5. The Company has good and sufficient legal right, title and interest in and to the Mortgaged and Pledged Property (as defined in the Mortgage) located in the State of Arkansas free and clear of any lien or encumbrance except for the lien of the Mortgage and for Excepted Encumbrances (as defined in the Mortgage), and except for minor defects and encumbrances customarily found in physical properties of like size and character which do not, in our opinion, materially impair the use of such properties affected thereby in the conduct of the business of the Company. Our opinion in the first sentence of this paragraph 5 is subject to the following:

             We have, with your consent, performed the following procedures and relied upon the following:

                (a) a Limited Title Search performed by Independence County Abstract Company, Inc., covering the period from September 10, 1981
           to             , 1997; (b) a review by Independence County Abstract
           Company, Inc. of the Grantor/Grantee indices of volumes in the real estate records of Independence County, Arkansas in which transactions that would affect the Company's title to its property located in such County would be recorded; (c) a review of the Plaintiff/Defendant indices of official records of the Circuit Court and Chancery Court of Independence County, Arkansas and of the United States District Court for the Eastern District of the State of Arkansas, in each case for civil suits currently pending therein; and (d) a certificate of the Secretary of State of the State of Arkansas reflecting the results of a search of the records maintained by such official pursuant to Act 375 of the Acts of Arkansas of 1965 (the Arkansas Transmitting Utility Act).

          6. The description of the Mortgaged and Pledged Property (as defined in the Mortgage) which is located in the State of Arkansas, as set forth in the Mortgage, is adequate to constitute a lien on such Mortgaged and Pledged Property. The recording of the Mortgage among the land records in the office of the Circuit Clerk of Independence County, Arkansas, which recording will be duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage subject to the lien thereof in the office of the Secretary of State of the State of Arkansas, which filing will be duly effected, are the only recordings, filings, rerecordings or refilings required by Arkansas law in order to protect and maintain the lien of the Mortgage on any Arkansas property described therein and subject thereto.

     We are members of the Arkansas Bar, and we express no opinion on the laws of any jurisdiction other than the State of Arkansas.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Winthrop, Stimson, Putnam & Roberts and Reid & Priest LLP may rely on this opinion as to all matters of Arkansas law.

                                            Sincerely,

                                            FRIDAY, ELDREDGE & CLARK

                                       B-2

                                                                       EXHIBIT C

                       [LETTERHEAD OF REID & PRIEST LLP]

                                                                          , 1997

[Addressee(s)]

Ladies and Gentlemen:

     We, together with Friday, Eldredge & Clark and Wise Carter Child & Caraway, Professional Association, have acted as counsel for Entergy Mississippi, Inc. (the "Company") in connection with the issuance and sale to you pursuant to the
Underwriting Agreement, effective             , 1997 (the "Underwriting
Agreement"), between the Company and you, of $          aggregate principal
amount of its General and Refunding Mortgage Bonds,     % Series
due               (the "Bonds") issued pursuant to the Company's Mortgage and
Deed of Trust, dated as of February 1, 1988 with Bank of Montreal Trust Company as Corporate Trust and Mark F. McLaughlin (successor to Z. George Klodnicki) as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Eleventh Supplemental Indenture,
dated as of               , 1997 (the "Supplemental Indenture") (the Mortgage
and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is being rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus; (e) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture and the Underwriting Agreement; and (f) the proceedings before and the order entered by the Commission under the 1935 Act relating to the issuance and sale of the Bonds by the Company. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

          (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the States of Mississippi, Arkansas and Wyoming, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein, and (ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

          (2) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and

                                       C-1

     other creditors' rights and by general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefit of the security afforded by the Mortgage.

          (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New G&R Bonds," insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

          (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

          (5) Except as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, at the Effective Date, and the Prospectus, at the time it was transmitted for filing to the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to
     Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is, effective under the Securities Act; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

          (6) An appropriate order has been entered by the Commission under the 1935 Act authorizing the issuance and sale of the Bonds by the Company; to the best of our knowledge, said order is in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance by the Company of its obligations with respect to the Bonds or under the Mortgage and the Underwriting Agreement.

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness, completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who examined certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time transmitted for filing to the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Statements of

                                       C-2

Eligibility or as to the information contained in the Prospectus Supplement under the caption "Description of the New G&R Bonds -- Book-Entry New G&R Bonds."

     We are members of the New York Bar and do not hold ourselves out as experts on the laws of any other state. As to all matters of Mississippi and Wyoming law, we have relied upon the opinion of even date herewith addressed to you by Wise Carter Child & Caraway, Professional Association, and as to all matters of Arkansas law, we have relied upon the opinion of even date herewith addressed to you by Friday, Eldredge & Clark, special counsel to the Company. We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, franchises or the lien of the Mortgage.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent, except that Wise Carter Child & Caraway, Professional Association and Friday, Eldredge & Clark may rely on this opinion as to all matters of New York law in rendering their respective opinions required to be delivered under the Underwriting Agreement.

                                            Very truly yours,

                                            REID & PRIEST LLP

                                       C-3

                                                                       EXHIBIT D

                   ITEMS CONTAINED IN EXCHANGE ACT DOCUMENTS
           PURSUANT TO SECTION 7(f)(iv) OF THE UNDERWRITING AGREEMENT
                 FOR INCLUSION IN THE LETTER OF THE ACCOUNTANTS
                              REFERRED TO THEREIN

                CAPTION                     PAGE                     ITEMS
                -------                     ----                     -----
Annual Report on Form 10-K for the year
  ended December 31, 1996
"SELECTED FINANCIAL DATA - FIVE YEAR         103    The amounts of electric operating
  COMPARISON"                                       revenues (by source) for the twelve
                                                    month periods ended December 31, 1996
                                                    and 1995.
Quarterly Report on Form 10-Q for the
  period ended March 31, 1997
"SELECTED OPERATING RESULTS"                  44    The amounts of electric operating
                                                    revenues (by source) for the three month
                                                    periods ended March 31, 1997 and 1996.

                                       D-1